SUMMARY PROSPECTUS	March 29, 2026

Horizon Defined Risk Fund

Advisor Class: HADRX

Institutional Class: HIDRX

Investor Class: HNDRX

Before you invest, you may want to review the Prospectus for the Defined Risk Fund (as defined below), which contains more information about the Defined Risk Fund and its risks. The current statutory Prospectus and Statement of Additional Information (“SAI”) dated March 29, 2026 are incorporated by reference into this Summary Prospectus. You can find the Defined Risk Fund’s Prospectus, SAI, reports to shareholders, and other information about the Defined Risk Fund online at www.horizonmutualfunds.com/def-fund.html. You can also get this information at no cost by calling 1-855-754-7932 or by sending an e-mail request to funds@horizoninvestments.com.

Investment Objective

The investment objective of the Horizon Defined Risk Fund (the “Defined Risk Fund” or the “Fund”) is capital appreciation and capital preservation.

Fees and Expenses of the Defined Risk Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Defined Risk Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Advisor Class	Institutional Class	Investor Class
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	None	0.10%
Other Expenses(1)	0.14%	0.12%	0.14%
Expense Recoupment	0.02%	0.00%	0.02%
Remainder of Other Expenses	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses(2)	1.19%	0.92%	1.04%

(1)	“Other Expenses” are estimated for the current fiscal year for the Institutional Class.
(2)

Note that the Total Annual Fund Operating Expenses shown in the table above differ from the ratio of expenses to average net assets included in the Defined Risk Fund’s financial highlights section of the Prospectus. The financial highlights reflect operating expenses and include expense reductions from securities lending but exclude indirect expenses. The ratio of expenses to average net assets in the financial highlights also includes interest expense incurred during the 2025 fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Defined Risk Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Defined Risk Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Defined Risk Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 years
Advisor Class	$121	$374	$646	$1,422
Institutional Class	$94	$293	$509	$1,131
Investor Class	$106	$327	$565	$1,250

Portfolio Turnover. The Defined Risk Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Defined Risk Fund’s performance. During the most recent fiscal year ended November 30, 2025, the Defined Risk Fund’s portfolio turnover rate was 13% of the average value of the portfolio.

Principal Investment Strategies of the Defined Risk Fund

The Fund seeks to achieve its investment objective by investing in a broadly diversified portfolio of equity securities (the “Equity Portfolio”), while seeking to generate income, hedge volatility and reduce the downside risk of the Equity Portfolio by buying and selling put and call options (the “Options Portfolio”). The Defined Risk Fund’s investment adviser, Horizon Investments, LLC (“Horizon”), expects that the combination of the returns from the Equity Portfolio and the potential cash flow, reduced volatility and downside protection from the Options Portfolio will provide the Defined Risk Fund with the potential to capture a majority of the returns associated with the general equity markets with reduced risk and volatility.

Equity Portfolio

Securities in the Equity Portfolio may include common and preferred stock, exchange-traded funds (“ETFs”), convertible debt securities, American Depositary Receipts (“ADRs”), and securities issued by real estate investment trusts (“REITs”).

Horizon selects equity securities for the Defined Risk Fund’s Equity Portfolio by assessing each security’s projected return and expected risk using a multi-disciplined approach consisting of economic, quantitative and fundamental analysis.

The Equity Portfolio typically focuses on investing in individual stocks. However, the Equity Portfolio may also invest in ETFs or baskets of securities, preferred stock, convertible debt securities, ADRs and REITs when Horizon believes such investments may offer higher return and/or lower risk than individual securities or when Horizon believes such investments will provide strategic exposure to a desired sector or market segment. Potential ETFs are reviewed for sufficient trading liquidity and fit within the overall diversification needs of the Equity Portfolio prior to investment. Horizon selects securities for the Equity Portfolio without restriction as to an issuer’s country or capitalization.

The Defined Risk Fund will typically sell equity securities to achieve a desired diversification, to secure gains or limit potential losses or when Horizon otherwise believes it is in the best interest of the Defined Risk Fund. In some market conditions, Horizon expects to engage in frequent buying and selling of securities to achieve the Defined Risk Fund’s investment objective.

Options Portfolio

The Options Portfolio will generally consist of options “collars”, which are options combinations comprised of a written call option or call spread and a purchased put option or put spread on the same underlying security. To implement an options collar, the Defined Risk Fund will write a call option or call spread on the underlying security with a strike price above the price of the underlying security and purchase a corresponding put option or put spread on the same underlying security with a strike price below the price of that security. A call or put “spread” is an option combination whereby the Defined Risk Fund buys an option for investment purposes and writes another option on the same underlying security with the same expiration date, but a different strike price (e.g., a higher strike price in the case of a call and a lower strike price in the case of a put), as a way to offset some of the cost of purchasing the first option.

When the Defined Risk Fund writes (sells) a call or put option, it receives a premium from the purchaser, which may be used to offset the price of purchasing other options. In addition to the cash flow generated by the selling options, the Defined Risk Fund will write call options to seek to reduce the volatility of the Equity Portfolio, especially in down or sideways markets. Writing call options will, however, reduce the Defined Risk Fund’s ability to profit from increases in the value of the Equity Portfolio because the Defined Risk Fund will begin to accrue liabilities to the purchaser of the call option once the price of the underlying security rises above the option’s strike price. The Defined Risk Fund will buy corresponding put options in an attempt to protect the Defined Risk Fund from significant market declines in the Equity Portfolio that may occur over short periods of time. The Defined Risk Fund will primarily use exchange-traded options on indexes, ETFs and other individual equity securities, but may also use over-the-counter options when Horizon deems it advisable to do so.

The Defined Risk Fund will typically increase its use of options collars when the Adviser’s research indicates that markets are likely to experience volatility, and there is no maximum or minimum amount of assets that the Defined Fund may use to invest in options collars.

Horizon uses quantitative techniques to screen the available option universe for options collars that Horizon believes offer the best risk/return characteristics for the Equity Portfolio, taking into account, among other things, the following characteristics:

●	liquidity of underlying instruments
●	basis risk/tracking error between portfolio & options positions
●	volatility forecasts
●	option relative valuation
●	time to maturity & strike prices

The Defined Risk Fund typically expects to allow the options in the Options Portfolio to expire, but may seek to close out options positions ahead of expiration when Horizon believes it is advantageous to do so.

There is no limit on the number or size of the options transactions in which the Fund may engage; however, the Fund will not use options for the purpose of increasing the Fund’s leverage with respect to any portfolio investment.

Principal Risks of the Defined Risk Fund

Many factors affect the Defined Risk Fund’s performance. The Defined Risk Fund’s share price changes daily based on changes in market conditions in response to economic, political and financial developments. The direction and extent of those price changes will be affected by the financial condition, industry and economic sector, and geographic location of the securities in which the Defined Risk Fund invests. The Defined Risk Fund is not federally insured or guaranteed by any government agency. You may lose money by investing in the Defined Risk Fund.

Management Risk. The ability of the Defined Risk Fund to meet its investment objective is directly related to the allocation of the Defined Risk Fund’s assets. Horizon may allocate the Defined Risk Fund’s investments so as to under-emphasize or over-emphasize investments at the wrong times or under the wrong market conditions, in which case the Defined Risk Fund’s value may be adversely affected.

Market Risk. Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those markets. The value of a security may decline due to general economic and market conditions that are not specifically related to a particular issuer. Markets may, in response to governmental actions or intervention, economic or market developments, trade disputes, the spread of infectious illness or other public health issues, geopolitical factors or other external factors, experience periods of high volatility and reduced liquidity, and, in extreme cases, may lead to trading restrictions and halts. These and other similar events could be prolonged and could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance.

Options Risk. Investments in options involve risks different from, or possibly greater than, the risks associated with investing directly in securities, including leverage risk, tracking risk and, in the case of over the counter options, counterparty default risk. Option positions may expire worthless exposing the Fund to potentially significant losses. If the Fund writes options, it may receive a premium that is small relative to the loss realized in the event of adverse changes in the value of the underlying instruments. When the Fund utilizes options spreads, collars or other combinations, the premium received for writing the call option offsets, in part, the premium paid to purchase the corresponding put option; however, the Fund’s participation in gains above the price of the call option are forfeited in return for receiving the call option premium. To the extent a Fund writes options on individual securities that it does not hold in its portfolio (i.e., “naked” options), it is subject to the risk that a liquid market for the underlying security may not exist at the time an option is exercised or when the Fund otherwise seeks to close out an option position. Naked call options, in particular, have speculative characteristics and the potential for unlimited loss.

Equity Securities Risk. Equity securities typically have greater price volatility than fixed income securities. The market price of equity securities owned by the Defined Risk Fund may go down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting equity securities markets generally, particular industries represented by those markets, or factors directly related to a specific company, such as decisions made by its management.

Large Capitalization Company Risk. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus on small or mid-cap companies.

Smaller and Medium Capitalization Company Risk. Small and medium capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. In addition, small and medium capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Quantitative Model Risk. The Defined Risk Fund’s strategy relies heavily on quantitative models and the analysis of specific metrics to construct the Defined Risk Fund’s portfolio. The impact of these metrics on a stock’s performance can be difficult to predict, and stocks that previously possessed certain desirable quantitative characteristics may not continue to demonstrate those same characteristics in the future. In addition, relying on quantitative models entails the risk that the models themselves may be limited or incorrect, that the data on which the models rely may be incorrect or incomplete, and that Horizon may not be successful in selecting companies for investment or determining the weighting of particular stocks in the Defined Risk Fund’s portfolio. Any of these factors could cause the Defined Risk Fund to underperform funds with similar strategies that do not select stocks based on quantitative analysis.

Foreign Securities Risk. Investing in securities issued by companies whose principal business activities are outside the United States, or investing in ADRs or ETFs focusing on such companies, may involve significant risks not present in domestic investments. There is generally less publicly available information about foreign companies, and they are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of greater price volatility and possible adverse changes in investment or exchange control regulations or currency exchange rates, expropriation or confiscatory taxation, limitation on the removal of cash or other assets from foreign markets, political or financial instability, or diplomatic and other developments, which could affect such investments.

ADR Risk. ADRs are subject to risks similar to those associated with direct investments in foreign securities, including currency exchange rate fluctuations, political and economic instability, foreign regulatory and accounting standards, and less publicly available information about foreign issuers. ADRs may also be subject to liquidity risks, as trading volumes for ADRs can be lower than those for U.S. securities, which may result in higher volatility or difficulty in buying or selling the securities at an optimal price.

Foreign Currency Risk. Foreign currency-linked investment risk includes market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies in which the Defined Risk Fund’s underlying investments are long or short. Credit risk results because a currency-trade counterparty may default. Country risk arises because a government may interfere with transactions in its currency.

Underlying ETFs Risk. To the extent that the Fund invests in underlying ETFs, you will indirectly pay fees and expenses charged by the underlying ETFs in addition to the Fund’s direct fees and expenses. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in underlying ETF shares and may be higher than other mutual funds that invest directly in stocks and bonds. Each underlying ETF is subject to specific risks, depending on the nature of the ETF and its underlying investments. These risks could include sector risk (increased risk from a focus on one or more sectors of the market), liquidity risk (risk that the Fund cannot dispose of its shares of the underlying ETF promptly without a reduction in value) and risks associated with fixed income securities or foreign currencies.

Fluctuation of Net Asset Value (“NAV”); Unit Premiums and Discounts. The NAV of the shares of the underlying ETFs in which the Fund may invest will generally fluctuate with changes in the market value of the ETF’s securities holdings and supply and demand of the ETF’s shares on the exchanges on which the ETF’s shares are traded. The market prices of an underlying ETF’s shares may deviate significantly from the NAV of the ETF’s shares during periods of market volatility or reduced liquidity. If the Fund purchases an ETF’s shares at a time when the market price is at a premium to the NAV of the ETF’s shares or sells at a time when the market price is at a discount to the NAV of the ETF’s shares, then the Fund may sustain losses that are in addition to any losses caused by a decrease in NAV.

REIT Risk. REITs involve risks similar to those associated with direct investments in real estate, including sensitivity to changes in interest rates, property values, and rental income. REITs are also subject to risks related to the management and operation of properties, as well as the risk that the Fund may experience delays or losses if a REIT is liquidated or declares bankruptcy. Additionally, REITs may fail to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), which could adversely affect their value. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Publicly traded REIT share are also subject to “Equity Securities Risk”.

Preferred Securities Risk. Preferred securities can decrease in value for a variety of reasons, including decreases in response to the activities of an individual company or in response to general market and/or economic conditions. To the extent a preferred security defers, suspends, or does not declare distributions, the preferred security may lose significant value, and the Fund may still be required to account for the distribution that has been deferred or suspended even though it has not received this income in cash. The market value of all securities, including preferred securities, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. Preferred securities may be less liquid than common securities and may be subject to more fluctuations in market value, due to changes in market participants’ perceptions of the issuer’s ability to continue to pay dividends, than debts of the same issuer.

Convertible Securities Risk. Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock. If a convertible security’s investment value is greater than its conversion value, its price likely increases when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Operational and Technology Risk. Cyber-attacks, disruptions, or failures that affect the Defined Risk Fund’s service providers or counterparties, issuers of securities held by the Defined Risk Fund, or other market participants may adversely affect the Defined Risk Fund and its shareholders, including by causing losses for the Defined Risk Fund or impairing its operations.

Performance

The bar chart illustrates the risks of investing in Investor Class shares of the Defined Risk Fund by showing the Defined Risk Fund’s average returns for each calendar year since inception. The Average Annual Total Returns table shows how the Defined Risk Fund’s average annual returns compare with those of a broad measure of market performance. The Defined Risk Fund’s performance, before and after taxes, is not necessarily an indication of how the Defined Risk Fund will perform in the future. Updated performance information is available at no cost by visiting www.horizonmutualfunds.com or by calling 1-855-754-7932.

Calendar Year Return as of December 31
Investor Class

During the period shown in the bar chart, the best performance for a quarter was 8.48% (for the quarter ended June 30, 2020). The worst performance was -12.12% (for the quarter ended March 31, 2020).

Defined Risk Fund
Average Annual Total Returns

For the periods ended December 31, 2025	One Year	Five Years	Since Inception of Class*
Investor Class
Return Before Taxes	10.78%	8.63%	7.49%
Return After Taxes on Distributions	10.73%	8.50%	7.36%
Return After Taxes on Distributions and Sale of Fund Shares	6.42%	6.79%	5.98%
Advisor Class
Return Before Taxes	10.61%	8.45%	7.27%
S&P 500 Total Return Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.24%
Bloomberg U.S. Treasury 1-3 Years Index (reflects no deduction for fees, expenses or taxes)	5.17%	1.75%	2.14%

*

Investor Class shares commenced operations on December 28, 2017. Advisor Class shares commenced operations on February 2, 2018. Institutional Class shares had not commenced operations prior to the date of this Prospectus. Index information is since inception of Investor Class shares.

After-tax returns are based on the highest historical individual U.S. federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and may differ from those shown. If you own shares of the Defined Risk Fund in a tax-deferred account, such as an individual retirement account (“IRA”) or a 401(k) plan, after tax-returns are not applicable to your investment. After-tax returns are shown for Investor Class shares only and after-tax returns for other classes will vary to the extent that each class has different expenses.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index.

The Bloomberg U.S. Treasury 1-3 Years Index measures the performance of the U.S. government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. Investors cannot invest directly in an index.

Returns would have been lower if Horizon had not waived and/or reimbursed certain expenses of the Defined Risk Fund during the periods shown.

Investment Adviser. Horizon Investments, LLC.

Portfolio Managers. Scott Ladner, Chief Investment Officer of Horizon, Mike Dickson, Ph.D., Head of Research and Quantitative Strategies of Horizon, and Zachary F. Hill, CFA, Head of Portfolio Management of Horizon, share responsibility for the day-to-day management of the Defined Risk Fund as Co-Portfolio Managers. Mr. Ladner has been a Portfolio Manager of the Defined Risk Fund since its inception in 2016, Dr. Dickson has been a Co-Portfolio Manager of the Defined Risk Fund since 2018 and Mr. Hill has been a Co-Portfolio Manager of the Defined Risk Fund since 2022.

Purchase and Sale of Fund Shares. You may purchase and redeem shares of the Defined Risk Fund on any day that the New York Stock Exchange is open for trading, subject to certain restrictions described under the section titled “How to Purchase Shares” and “How to Redeem Shares” of the Prospectus. Purchases and redemptions may be made by mailing an application or redemption request to Horizon Funds c/o U.S. Bank Global Fund Services, PO Box 219252, Kansas City, MO 64121-9252, or by calling 1-855-754-7932. You also may purchase and redeem shares through a financial intermediary. The minimum initial investment for Advisor Class shares is $2,500 and the minimum subsequent investment is $250. The minimum initial investment for Investor Class shares is $2,500 and the minimum subsequent investment is $250. The minimum initial investment for Institutional Class shares is $10 million. There is no minimum subsequent investment for Institutional Class shares. As of the date of this prospectus, Institutional Class shares of the Defined Risk Fund are not being offered for sale.

Tax Information. The Defined Risk Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Defined Risk Fund through a broker-dealer or other financial intermediary (such as a bank), the Defined Risk Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Defined Risk Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.